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                                                                EXHIBIT 10.8(d)

         THE MORTGAGE MODIFIED HEREBY SECURES A REVOLVING LINE OF CREDIT. CONTEMPORANEOUSLY HEREWITH, THE MORTGAGEE HAS MADE ADVANCES IN THE AMOUNT OF $5,625,000.00 AND $1,069,760.00, ON WHICH FLORIDA INTANGIBLE TAX HAS BEEN COMPUTED AND IS PAID HEREWITH. ADDITIONAL INTANGIBLE TAX WILL BE PAID ON ALL FUTURE DISBURSEMENTS SECURED HEREBY.

                 MORTGAGE MODIFICATION AND SPREADING AGREEMENT
                          AND NOTICE OF FUTURE ADVANCE

         THIS MORTGAGE MODIFICATION AND SPREADING AGREEMENT AND NOTICE OF FUTURE ADVANCE (the "Agreement"), is made and entered into as of the 15th day of January, 1997, by and between:

                 (i) THE ADLER COMPANIES, INC., a Florida corporation, with mailing address at 2600 Douglas Road, Suite 510, Coral Gables, Florida 33134 (the "Mortgagor"), to and in favor of

                 (ii) BANK UNITED, formerly known as Bank United of Texas FSB, a federal savings bank with mailing address at 3200 Southwest Freeway, Suite 2000, Houston. Texas 77027 (the 'Mortgagee").

                                  WITNESSETH:

         WHEREAS, pursuant to that certain Construction Line of Credit Loan Agreement dated as of March 13, 1996, Mortgagor executed and delivered a revolving promissory note (the "$10,000,000.00 Note") payable to the order of the Mortgagee in the face principal amount of Ten Million Dollars ($10,000,000.00), which promissory note is secured, in part, by that certain Mortgage and Security Agreement dated as of March 13, 1996, made by the Mortgagor to and in favor of the Mortgagee, as recorded in Official
Records Book 24624, Page 556, Public Records of Broward County, Florida, as amended by that certain Mortgage Spreading Agreement dated as of December 30, 1996, between the Mortgagor and the Mortgagee, as recorded in Official Records Book 25846, Page 596, Public records of Broward County, Florida (as amended, the "Mortgage").

         WHEREAS, pursuant to that certain Lot Acquisition Loan Agreement of even date herewith between the Mortgagor and the Mortgagee, the Mortgagee made an additional loan to the Mortgagor in the amount of Five Million Six Hundred Twenty Five Thousand Dollars ($5,625,000.00), to be secured as a future advance under the terms of the Mortgage, as evidenced by that certain Promissory Note (the "$5,625,000.00 Note") of even date herewith made by the Mortgagor payable to the order of the

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Mortgagee in the face principal amount of Five Million Six Hundred Twenty Five
Thousand Dollars ($5,625,000.00), and the parties hereto agreed to modify the Mortgage, all as provided herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor and Mortgagee hereby amend the Mortgage as follows:

         1. Definitions. All capitalized terms used herein, unless otherwise defined, shall have their same respective meanings herein as defined in the Mortgage.

         2. Additional Land. The Mortgagor hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, delivers, sets over, warrants, confirms and hypothecates to the Lender, and grants Lender a security interest in all those certain lots, pieces, or parcels of land lying and being in Broward County, Florida, together with the buildings and improvements now or hereafter situated thereon, said land being legally described as follows:

             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

(the "Additional Land") as security for the payment of the Note, together with interest thereon as provided therein, and all other obligations and indebtedness of the Mortgagor to the Lender, whether now existing or hereafter arising and all of the obligations of the Mortgagor to the Lender under the Loan Documents, subject to each of the terms, covenants and conditions contained in the Mortgage. Whenever reference is made in the Mortgage to the term "Land", the same shall be deemed to include, without limitation, the Additional Land.

         3. Notice of Future Advance. Notice is hereby given of a future advance under the Mortgage in the amount of Five Million Six Hundred Twenty Five Thousand Dollars ($5,625,000.00), as evidenced by the $5,625,000.00 Note, the proceeds of which are to be disbursed in accordance with the terms, covenants and conditions contained in the Lot Acquisition Loan Agreement. The $5,625,000.00 Note shall be secured by the Mortgage to the same extent, and with the same priority, as if said promissory note had been executed and delivered by the Mortgagor on the date of the Mortgage.

         4. Note. Whenever reference is made herein or in the Mortgage to the term "Note", the same shall be deemed to collectively mean (i) the $10,000,000.00 Note and (ii) the $5,625.000.00 Note.

         4. Loan Agreement. Whenever reference is made in the Mortgage to the term Loan Agreement, the same shall collectively mean (i) that certain Construction Line of Credit Loan Agreement dated March 13, 1996, between the Mortgagor and the Mortgagee, as amended by (a) that certain Amendment to Construction Line of Credit Loan Agreement dated as of May 6, 1996 between the Mortgagor and the Mortgagee, (b) that certain Amendment to Construction Line of Credit Loan Agreement dated as of December 30, 1996 between the Mortgagor and the Mortgagee and (c) that certain Amendment to Construction Line of Credit Loan Agreement of even date herewith between the Mortgagor and the Mortgagee (as amended, the "Construction Line of Credit Loan Agreement") and (ii) that certain Lot Acquisition Loan Agreement (the "Lot Acquisition Loan Agreement") of even date herewith between the Mortgagor and the Mortgagee.

         5. Acknowledgment. Mortgagor agrees that Mortgagee has complied with each and every term, covenant and condition of the Mortgage, and all other agreements relating thereto, and that


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Mortgagor, as of the date hereof has no set off, claim or defense of any nature against the Mortgagee relating to the Mortgage, or any agreement relating thereto.

         6. Representations and Warranties. The Mortgagor hereby makes and remakes each of the representations and warranties contained in the Mortgage as of the date hereof, which representations and warranties shall be deemed continuing and shall survive the execution and delivery hereof.

         7. Reaffirmation. Except as modified hereby, the Mortgage and each of the other Loan Documents shall remain in full force and effect according to its original terms, covenants and conditions (which are hereby incorporated herein by reference), and the modifications contained herein shall not be deemed to be a waiver by Mortgagee of any rights contained in the Mortgage or in any of the other Loan Documents, including, but not limited to, the right to demand payment in full of the Note (including both the $10,000,000.00 Note and the $5,625,000.00 Note) and to foreclose the Mortgage should the Mortgagor default in any of its obligations contained in the Note, the Mortgage, the Construction Line of Credit Loan Agreement, the Lot Acquisition Loan Agreement or in any of the other Loan Documents.

         8. Parties Bound. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  THE ADLER COMPANIES, INC., a Florida
                                  corporation

                                  By: /s/ LUIS RABELL
                                     -------------------------------------
                                  Name:  LUIS RABELL
                                  Title: Vice President

                                  Address: 2600 Douglas Road
                                           Suite 510
                                           Coral Gables, FL 33134

                                           (the "Mortgagor")


STATE OF FLORIDA          )
                          ) S.S.:
COUNTY OF DADE            )


         The foregoing instrument was acknowledged before me, an officer duly authorized in the State and County aforesaid, to take acknowledgments, this 11th day of January, 1997 by LUIS RABELL as Vice President of The Adler Companies, Inc., a Florida corporation, on behalf of said corporation, who [X] is personally known to me or [ ] who has produced _______________________ as identification.

                                  /s/ ERICA L. ENGLISH
                                  -------------------------------------
                                  NOTARY PUBLIC

                                  ERICA L. ENGLISH
                                  -------------------------------------
                                  (Print Name)
My Commission Expires:
         (Seal)


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